SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2006

SILICON GRAPHICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 23, 2006, Silicon Graphics, Inc. (the “Company”) issued a press release announcing that its common stock will begin trading on October 23, 2006 on the Nasdaq Stock Market under the ticker symbol SGIC. A copy of the press release issued is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements relating to future events that involve risks and uncertainties. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Risks are detailed from time to time in the Company’s periodic reports that are filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended June 30, 2006. The Company is under no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 23, 2006.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: October 23, 2006	By:	/s/ Barry Weinert
Barry Weinert
Vice President and
General Counsel

3

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 23, 2006.

4